Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Debt

5. Debt

Following our emergence from bankruptcy, our debt as of June 30, 2016 and February 10, 2016 was comprised of the following:

	June 30, 2016	February 10, 2016
(in thousands)
2016 Term Loan Facility	$142,285	$143,000
10% Second Lien Notes, net of financing costs of $2,107 and $2,250	74,018	73,875
Convertible Notes, net of discount of $127,974 and $146,920	624,958	603,080

	841,261	819,955
Less current maturities of long-term debt	1,430	1,430

Long-term debt, net	$839,831	$818,525

Second Amended and Restated Credit Agreement. The Company entered into the 2016 Term Loan Facility providing for (i) a $32.0 million revolving letter of credit facility to replace the Company’s existing $32.0 million revolving letter of credit commitment under its pre-petition credit facility and (ii) $143.0 million of term loans into which the claims of the lenders under the C ompany’s pre-petition credit facility were converted. The lenders under the Company’s pre-petition credit facility also received $7.0 million of cash under the Reorganization Plan. The obligations under the 2016 Term Loan Facility are guaranteed by substan tially all of the Company’s subsidiaries, subject to limited exceptions, and secured on a first priority basis by substantially all of the Company’s and the guarantors’ assets, including ship mortgages on all vessels, assignments of related earnings and in surance and pledges of the capital stock of all guarantors, in each case, subject to certain exceptions.

The maturity date of the term loans and commitments established under the 2016 Term Loan Facility is December 31, 2019. Interest is payable on the unpaid principal amount of each term loan under the 2016 Term Loan Facility at LIBOR plus 6.5%, with a LIBOR floor of 0.5%. The initial term loans are currently bearing interest at 7.1%. The 2016 Term Loan Facility has quarterly scheduled debt maturities of $357,500 commencing in March 2016.

Fees are payable on the outstanding face amount of letters of credit at a rate per annum equal to 5.50% as such rate may be increased from time to time pursuant to the terms of the 2016 Term Loan Facility.

The 2016 Term Loan Facility includes customary representations and warranties, mandatory prepayments, affirmative and negative covenants and events of default, including covenants that, among other things, restrict the granting of liens, the incurrence of indebtedness, the making of investments and capital expenditures, the sale or other conveyance of assets, including vessels, transactions with affiliates, prepayments of certain debt and the operation of vessels. The 2016 Term Loan Facility also requires that the Company maintain $75.0 million of available cash (defined to include unrestricted cash and cash equivalents plus undrawn commitments).

10% Senior Secured Second Lien Notes. The Company engaged in a rights offering for $75.0 million of new 10% Second Lien Notes for certain holders of its secured debt claims. In connection with this rights offering, certain creditors entered into a “backstop” agreement to purchase 10% Second Lien Notes if the offer was not fully subscribed. The premium paid to such creditors under the backstop agreement was approximately $2.2 million, paid $1.1 million in cash and $1.1 million in additional 10% Second Lien Notes, resulting in a total issued amount of $76.1 million of 10% Second Lien Notes, and raising approximately $73.9 million in proceeds to the Company, after deducting the cash portion of the backstop premium.

The 10% Second Lien Notes were issued at par and are fully and unconditionally guaranteed (except for customary release provisions), on a senior secured basis, by all of the subsidiaries of the Company. The 10% Second Lien Notes mature on December 31, 2020, and bear interest from the date of their issuance at the rate of 10% per year. Interest on outstanding 10% Second Lien Notes is payable semi-annually in arrears, commencing on June 30, 2016. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months. The 10% Second Lien Notes rank behind the 2016 Term Loan Facility as to collateral.

The Indenture for the 10% Second Lien Notes includes customary covenants and events of default, including covenants that, among other things, restrict the granting of liens, restrict the making of investments, restrict the incurrence of indebtedness and the conveyance of vessels, limit transactions with affiliates, and require that the Company provide periodic financial reports.

1%/12% Step-Up Senior Secured Third Lien Convertible Notes. The Company issued 4,344,959 New Shares and $750.0 million of the Convertible Notes to certain creditors holding approximately $2.5 billion of pre-petition secured debt claims. The New Shares issued to the creditors and the Convertible Notes may only be traded together and not separately. The Convertible Notes mature on December 31, 2030 and are convertible into New Shares, in certain circumstances, at a conversion price (subject to adjustment in accordance with the terms of the Indenture for the Convertible Notes) which was $95.60 as of the issue date.

The Company’s obligations under the Convertible Notes are fully and unconditionally guaranteed (except for customary release provisions), on a senior secured basis, by all of the subsidiaries of the Company, and the obligations of the Company and guarantors are secured by liens on substantially all of their respective assets. The guarantees by the Company’s subsidiaries of the Convertible Notes are joint and several. The Company has no independent assets or operations apart from the assets and operations of its wholly-owned subsidiaries. Any subsidiaries of the Company other than the subsidiary guarantors are minor. In addition, there are no significant restrictions on the Company’s or any subsidiary guarantor’s ability to obtain funds from its subsidiaries by dividend or loan. The Indenture for the Convertible Notes includes customary covenants that restrict the granting of liens and customary events of default, including, among other things, failure to issue securities upon conversion of the Convertible Notes.

Interest on the Convertible Notes is payable semi-annually in arrears commencing June 30, 2016 as a payment in kind, either through an increase in the outstanding principal amount of the Convertible Notes or, if the Company is unable to increase such principal amount, by the issuance of additional Convertible Notes. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months at a rate of 1% per annum for the first four years and then increasing to 12% per annum until maturity.

In connection with the adoption of fresh-start accounting, the Convertible Notes were recorded at an estimated fair value of approximately $603.1 million. The difference between face value and the fair value at date of issuance of the Convertible Notes was recorded as a debt discount and is being amortized to interest expense over the expected life of the Convertible Notes using the effective interest rate method.

The principal balance of the Convertible Notes (including payment in kind interest thereon) is convertible into New Shares at a conversion rate based on an initial price per share of $95.60 per New Share, subject to adjustment, as described in the Indenture for the Convertible Notes. The Convertible Notes are convertible only (a) prior to the th ird anniversary of the issue date (February 10, 2016), (i) upon the instruction of holders of a majority in principal amount of the Convertible Notes or (ii) upon the full and final resolution of all potential Investigation Claims (as defined below), as de termined in good faith by the board of directors of the Company (the “ Board “) (which determination shall require the affirmative vote of a supermajority of the non-management directors), and (b) from and after February 10, 2019 through their maturity date of December 31, 2030, upon the approval of the Board (which approval shall require the affirmative vote of a supermajority of the non-management directors). For these purposes, (i) “supermajority of the non-management directors” means five affirmative vote s of non-management directors assuming six non-management directors eligible to vote and, in all other circumstances, the affirmative vote of at least 75% of the non-management directors eligible to vote and (ii) “Investigation Claim” means any claim held by a United States or Brazilian governmental unit and arising from or related to the procurement of that certain Agreement for the Provision of Drilling Services, dated as of February 4, 2009, by and between Petrobras Venezuela Investments & Services B.V. and Vantage Deepwater Company, as amended, modified, supplemented, or novated from time to time.

In the event of a change in control, the holders of our Convertible Notes have the right to require us to repurchase all or any part of the Convertible Notes at a price equal to 101% of their principal amount. We assessed the prepayment requirements and concluded that this feature met the criteria to be considered an embedded derivative and must be bifurcated and separately valued at fair value due to the discount on the Convertible Notes at issuance. We considered the probabilities of a change of control occurring and determined that the derivative had a de minimis value at June 30, 2016.

Upon the occurrence of specified change of control events or certain losses of our vessels in the agreements governing our 10% Second Lien Notes, Convertible Notes or 2016 Term Loan Facility, we will be required to offer to repurchase or repay all (or in the case of events of losses of vessels, an amount up to the amount of proceeds received from such event of loss) of such outstanding debt under such debt agreements at the prices and upon the terms set forth in the applicable agreements. In addition, in connection with certain asset sales, we will be required to offer to repurchase or repay such outstanding debt as set forth in the applicable debt agreements.

Predecessor
Debt

3. Debt

Bankruptcy Filing

Our bankruptcy filing on December 3, 2015 constituted an event of default with respect to our pre-bankruptcy debt obligations and as a result of the filing, our pre-petition long-term debt and related accrued interest is included in Liabilities Subject to Compromise in the consolidated balance sheet as of December 31, 2015. See above under “Note 1. Organization and Recent Events” for the detail of our pre-bankruptcy debt. Additionally, the Company incurred a non-cash charge of $37.1 million to write off the unamortized debt discount and debt issuance costs related to our indebtedness that is subject to compromise.

Contractual interest expense represents amounts due under the contractual terms of outstanding debt, including debt subject to compromise. For the year ended December 31, 2015, contractual interest expense of $14.9 million related to liabilities subject to compromise has not been recorded.

Our pre-bankruptcy debt was composed of the following:

	December 31,
	2015	2014
	(In thousands)
7.5% Senior Notes, issued at par (1)	$—	$1,118,615
7.125% Senior Notes, issued at par (1)	—	727,622
$500 million 2017 Term Loan, net of discount of $0 and $4,406 (1)	—	364,159
$350 million 2019 Term Loan, net of discount of $0 and $3,668 (1)	—	340,207
Revolving credit agreement (1)	—	—

	—	2,550,603
Less current maturities of long-term debt and revolving credit facility	—	53,500

Long-term debt, net	$—	$2,497,103

(1)	Classified as Liabilities Subject to Compromise as of December 31, 2015.

In connection with our emergence from bankruptcy proceedings on February 10, 2016, our pre-bankruptcy debt was discharged under the Reorganization Plan. See above under “Note 1. Organization and Recent Events” for additional information.

Prior to entering into the Reorganization Plan, we made additional principal payments and numerous open market purchases of our outstanding pre-bankruptcy debt. The following table summarizes our yearly debt payments, both scheduled and discretionary, for the years ended December 31, 2015 and 2014 (in thousands).

	Year Ended December 31,
	2015	2014
7.125% Senior Notes (1)	$—	$47,378
7.5% Senior Notes (1)	31,800	31,385
2017 Term Loan (2)	7,522	44,000
Scheduled maturities payments (3)	40,125	63,500

Total	$79,447	$186,263

(1)	Discretionary open market debt repurchases.
(2)	Includes additional principal payments of $7.5 million and $42 million in 2015 and 2014, respectively.
(3)	Includes $10 million repayment of revolving credit agreement in 2014.

In connection with the repurchase of $31.8 million of the 7.5% Senior Notes and $7.5 million of the 2017 Term Loan during 2015 (see table above), we recognized net gains of $9.3 million and $1.6 million, respectively, related to the redemption discount on the debt that was partially offset by the write-off of deferred financing costs and original issuance discount on the debt.

In connection with the repurchases of $31.4 million of the 7.5% Senior Notes and the repurchases and additional principal payment of $44.0 million of the 2017 Term Loan during 2014 (see table above), we recognized a gain of $3.6 million and a loss of $1.1 million, respectively, related to the redemption discount on the debt that was partially offset by the write-off of deferred financing costs and original issuance discount on the debt.

In connection with the repurchases of $47.4 million of the 7.125% Senior Notes during 2014 (see table above), we recognized a gain of $1.9 million related to the redemption discount on the debt that was partially offset by the write-off of deferred financing costs on the debt.

In connection with the early retirement of the remaining $1.0 billion of 11.5% Senior Notes due 2015 during 2013, we recognized a loss of $98.3 million resulting from the payment of early redemption fees and consent fees of $92.3 million and the write-off of deferred financing costs of $24.0 million, which were offset by the early recognition of debt issuance premium of $18.0 million.